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                                                                   EXHIBIT 10.40





                                 January 1, 2001



To the Lenders party to the
 Credit Agreement referred
 to below

Ladies and Gentlemen:

         Reference is made to the Second Amended and Restated Multicurrency Credit Agreement dated as of July 27, 1999, initially among Brightpoint, Inc., Brightpoint International Ltd., certain borrowing subsidiaries party thereto from time to time, certain guarantors party thereto from time to time, the institutions from time to time party thereto as Lenders (the "Lenders") and Bank One, Indiana, National Association, as administrative agent (the "Administrative Agent") for the Lenders (as amended and in effect from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement and used herein are used herein as defined therein.

         The undersigned, Brightpoint North America, Inc. (the "Subsidiary"), a corporation organized under the laws of Indiana, hereby agrees that from the date hereof it shall become a "Subsidiary Borrower" and a "Guarantor" under the Credit Agreement and agrees that from the date hereof and until the payment in full of all of the Secured Obligations, it shall perform, comply with and be bound by each of the provisions of the Credit Agreement which are stated to apply to a "Subsidiary Borrower" and a "Guarantor." Without limiting the generality of the foregoing, the Subsidiary hereby represents and warrants that:
(i) each of the representations and warranties set forth in the Credit Agreement is hereby made by such Subsidiary on and as of the date hereof as if made on and as of the date hereof and as if such Subsidiary is a "Borrower" and this Assumption Letter is the "Agreement" referenced therein, (ii) it has heretofore received a true and correct copy of the Credit Agreement (including any modifications thereof or supplements or waivers thereto) as in effect on the date hereof, (iii) each of the representations and warranties set forth in
Article V is hereby made by such Subsidiary on and as of the date hereof, and
(iv) such Subsidiary expressly assumes all of the obligations and liabilities of a "Guarantor" pursuant to Article IX.
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Lenders party to the Credit Agreement -2-                        January 1, 2001



         GOVERNING LAW. ANY DISPUTE BETWEEN ANY AGENT OR ANY HOLDER OF SECURED OBLIGATIONS AND BRIGHTPOINT OR ANY SUBSIDIARY BORROWER OR GUARANTOR ARISING OUT OF OR RELATED TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.

         IN WITNESS WHEREOF, the Subsidiary has duly executed and delivered this Assumption Letter as of the date and year first above written.


                                  BRIGHTPOINT NORTH AMERICA, INC.


                                  By: /s/ Steven E. Fivel
                                      -------------------------------------
                                       Steven E. Fivel, Vice President and
                                       Secretary

                                  Address for Notices under
                                  the Credit Agreement:

                                       c/o Brightpoint, Inc.
                                       6402 Corporate Drive
                                       Indianapolis, IN  46278
                                       Attn:  Steven E. Fivel and Brian D. Smith

Consented to:

BRIGHTPOINT, INC.


By: /s/ Steven E. Fivel
   ------------------------------------------
   Steven E. Fivel, Executive Vice President,
   General Counsel and Secretary